                                                            SEMI-ANNUAL REPORT

                                                            JUNE 30, 2002

THE THAI FUND, INC.

DIRECTORS AND OFFICERS

BARTON M. BIGGS           WILLIAM G. MORTON, JR.
CHAIRMAN OF THE           DIRECTOR
BOARD OF DIRECTORS

RONALD E. ROBISON         MICHAEL NUGENT
PRESIDENT AND DIRECTOR    DIRECTOR

JOHN D. BARRETT II        FERGUS REID
DIRECTOR                  DIRECTOR

THOMAS P. GERRITY         STEFANIE V. CHANG
DIRECTOR                  VICE PRESIDENT

GERARD E. JONES           LORRAINE TRUTEN
DIRECTOR                  VICE PRESIDENT

JOSEPH J. KEARNS          JAMES W. GARRETT
DIRECTOR                  TREASURER                   [MORGAN STANLEY LOGO]

VINCENT R. MCLEAN         MARY E. MULLIN
DIRECTOR                  SECRETARY

C. OSCAR MORONG, JR.      BELINDA A. BRADY
DIRECTOR                  ASSISTANT TREASURER         THE THAI FUND, INC.

U.S. INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THAI INVESTMENT ADVISER
MFC ASSET MANAGEMENT PUBLIC COMPANY LIMITED
30TH-32ND FLOOR, LAKE RAJADA BUILDING
193-195 RATCHADAPHISEK ROAD
KHLONG-TOEY, BANGKOK 10110 THAILAND

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIANS
THE THAI FARMERS BANK PUBLIC COMPANY LIMITED
1 SOI THAI FARMERS
RATBURANA ROAD, RATBURANA
BANGKOK, THAILAND

JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN
LANE NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING THE        MORGAN STANLEY
FUND'S NET ASSET VALUE PER SHARE AND INFORMATION      INVESTMENT MANAGEMENT INC.
REGARDING THE INVESTMENTS COMPRISING THE FUND'S       INVESTMENT ADVISER
PORTFOLIO, PLEASE CALL 1-800-221-6726 OR VISIT
OUR WEBSITE AT www.morganstanley.com/im.

                                                THE THAI FUND, INC.

                                                OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 37.53% compared to 36.38% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $4.66, representing a 3.8% premium to the Fund's net asset value per share.

MARKET REVIEW

The Thai market is one of the best performing markets, in local currency terms, this year with the Index rising 28.1%, during the first half of 2002. The best performance was found among the financial and property stocks on the back of growing domestic demand. On the other hand, technology stocks underperformed primarily due to the weak external environment. Telecommunication stocks also suffered from more intense competition following the entry of a new cellular operator.

The Thai economy continued to gather strength in the first quarter, growing by 3.9%, driven by domestic demand and construction. The lower interest rate environment boosted consumer sentiment tremendously, as witnessed by the rise in property prices and building materials demand. Cement demand was strong through the second quarter, despite a 50% jump in prices since February of this year. Meanwhile, exports rose only marginally during the first six months of the year, hampered mostly by the uncertain global electronics demand outlook.

On the banking front, Thai banks continue to witness a rise in non-performing loans, largely due to the relapse of loans that were restructured two years ago. Demand for loans among the corporates remained weak, resulting in a flat loan growth in the first half of 2002. Loan provisions are adequate for the moment. For the telecommunications sector, the entrance of a third cellular company at the start of the year saw competition heating up further among the cellular companies. While monthly subscriber growth reached an all time high, earnings were diluted by falls in handset margins and revenue per subscriber.

MARKET OUTLOOK

With no immediate upward pressure on interest rates, we expect consumer demand to remain strong in Thailand, which should bode well for consumer related stocks, as well as the economy as a whole. The Fund thus increased its holdings in property and energy stocks. The banks should also benefit as the asset inflation should aid in the sale of foreclosed assets. With no imminent signs of competition abating among the cellular operators, we reduced our exposure in that sector.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                            TOTAL RETURN (%)
                           ----------------------------------------------------------------------------
                                 MARKET VALUE(1)         NET ASSET VALUE(2)              INDEX(3)
                           ----------------------------------------------------------------------------
                                           AVERAGE                   AVERAGE                   AVERAGE
                            CUMULATIVE      ANNUAL    CUMULATIVE      ANNUAL    CUMULATIVE      ANNUAL
-------------------------------------------------------------------------------------------------------
Year to Date                     41.44%         --         37.53%         --         36.38%         --
One Year                         28.59       28.59%        31.89       31.89%        31.52       31.52%
Five Year                       (67.88)     (20.32)       (56.47)     (15.32)       (53.97)     (14.37)
Ten Year                        (53.02)      (7.28)       (55.29)      (7.73)       (68.71)     (10.97)
Since Inception*                 (6.11)      (0.44)        (9.54)      (0.69)       (30.73)      (2.52)

Past performance is not predictive of future performance.

[CHART]

                                                       U.S. DOLLAR ADJUSTED SECURITIES
                                                                 EXCHANGE OF
                        THE THAI FUND, INC.(2)              THAILAND (SET) INDEX(3)
1992                          34.26%                              24.71%
1993                          98.90%                              88.40%
1994                          10.40%+                            -17.76%
1995                          -0.10%                              -6.11%
1996                         -35.93%                             -36.25%
1997                         -75.17%                             -75.54%
1998                           2.88%                              22.43%
1999                          50.26%                              32.41%
2000                         -47.33%                             -51.73%
2001                           9.51%                              10.72%
Six Months Ended
June 30, 2002                 37.53%                              36.38%

Returns and Per Share Information

                                                                                                                              SIX
                                                                                                                            MONTHS
                                                                                                                             ENDED
                                                                YEAR ENDED DECEMBER 31,                                     JUNE 30,
                            ---------------------------------------------------------- ---------------------------------------------
                              1992      1993      1994      1995      1996      1997     1998     1999      2000      2001     2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share   $20.69    $39.42   $ 28.30    $24.89    $15.63   $  3.81   $ 3.80   $ 5.71   $  2.99    $ 3.27   $ 4.49
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share      $18.75    $36.88   $ 22.38    $22.38    $16.38   $  5.25   $ 5.88   $ 7.81   $  2.69    $ 3.30   $ 4.66
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)            (9.4)%    (6.4)%   (20.9)%   (10.1)%     4.8%     37.8%    54.7%    36.8%    (10.0)%     0.9%     3.8%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                --    $ 0.36   $  0.35    $ 0.11    $ 0.32   $  0.11   $ 0.19       --   $  0.02    $ 0.00#  $ 0.01
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions     --    $ 0.51   $  4.62    $ 3.38    $ 0.08   $  0.12       --       --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)         34.26%    98.90%    10.40%+   (0.10)%  (35.93)%  (75.17)%   2.88%   50.26%   (47.33)%    9.51%   37.53%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)        24.71%    88.40%   (17.76)%   (6.11)%  (36.25)%  (75.54)%  22.43%   32.41%   (51.73)%   10.72%   36.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
   * The Fund commenced operations on February 16, 1988.
   + This return does not include the effect of the rights issued in connection with the rights offering.
   # Amount is less than $0.01 per share.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments

--------------------------------------
Equity Securities                 94.5
Short-term Investments             5.5
--------------------------------------

[CHART]

Industries

-----------------------------------------------------
Banks                                            18.5%
Construction Materials                           15.0
Oil & Gas                                        11.4
Wireless Telecommunications Services              8.7
Food Products                                     6.9
Multiline Retail                                  5.4
Media                                             4.9
Beverages                                         3.4
Chemicals                                         3.2
Insurance                                         2.9
Other                                            19.7
-----------------------------------------------------

Ten Largest Holdings*

                                             PERCENT OF
                                             NET ASSETS
-------------------------------------------------------
 1.  Siam Cement PCL                               10.0%
 2.  Bangkok Bank PCL                               7.7
 3.  Advanced Info Service PCL                      7.0
 4.  PTT Exploration & Production  PCL              6.7
 5.  Siam City Cement PCL                           5.0
 6.  Thai Farmers Bank PCL                          4.8
 7.  PTT PCL                                        4.7
 8.  BEC World PCL                                  4.5
 9.  Charoen Pokphand Foods PCL                     4.2
10.  Siam Makro PCL                                 3.7
                                                   ----
                                                   58.3%
                                                   ====

    * Excludes Short-Term Investments

                                                THE THAI FUND, INC.

                                                FINANCIAL STATEMENTS
                                                JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
THAI INVESTMENT PLAN (100.3%)
================================================================================
THAI COMMON STOCKS (94.8%)
(UNLESS OTHERWISE NOTED)
================================================================================
AIRLINES (0.9%)
  Thai Airways International PCL                537,200 (a)           $      521
================================================================================
BANKS (18.5%)
  Bangkok Bank PCL                            3,394,950 (a)                4,578
  Krung Thai Bank Public Co., Ltd.            6,003,000 (a)                1,619
  Siam Commercial Bank PCL                    2,041,900 (a)                1,426
  Siam Commercial Bank PCL (Foreign)            822,000 (a)                  579
  Thai Farmers Bank PCL                       4,204,600 (a)                2,861
--------------------------------------------------------------------------------
                                                                          11,063
================================================================================
BEVERAGES (3.4%)
  Serm Suk PCL                                  334,500                    2,014
================================================================================
CHEMICALS (3.2%)
  National Petrochemical PCL                  1,526,300                    1,911
================================================================================
CONSTRUCTION MATERIALS (15.0%)
  Siam Cement PCL                               261,600                    5,985
  Siam City Cement PCL                          547,245                    2,952
--------------------------------------------------------------------------------
                                                                           8,937
================================================================================
DIVERSIFIED FINANCIALS (1.1%)
  National Finance PCL                        1,884,100 (a)                  658
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
  Shin Satellite PCL                          1,290,775 (a)                  777
  TelecomAsia Corp., PCL                      2,174,900 (a,b)                351
--------------------------------------------------------------------------------
                                                                           1,128
================================================================================
ELECTRIC UTILITIES (1.9%)
  Electricity Generating PCL                  1,169,900                    1,155
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
  Delta Electronics (Thailand) PCL            1,770,490                    1,151
================================================================================
FOOD PRODUCTS (6.9%)
  Charoen Pokphand Foods PCL                 19,666,960                    2,510
  Thai Union Frozen Products PCL              3,802,000                    1,601
--------------------------------------------------------------------------------
                                                                           4,112
================================================================================
HOUSEHOLD DURABLES (2.4%)
  Land & Houses PCL                             781,800 (a)                1,412
================================================================================
INDUSTRIAL CONGLOMERATES (0.0%)
  Thai Rung Textile PCL                             958 (a,b)                 --@
================================================================================
INSURANCE (2.9%)
  Bangkok Insurance PCL                         372,150                    1,721
================================================================================
MEDIA (4.9%)
  BEC World PCL                                 459,900                    2,658
  United Broadcasting Corp., PCL                604,600 (a)                  239
--------------------------------------------------------------------------------
                                                                           2,897
================================================================================
MULTILINE RETAIL (5.4%)
  Big C Supercenter PCL                       1,964,100 (a)                  989
  Siam Makro PCL                              2,091,500                    2,216
--------------------------------------------------------------------------------
                                                                           3,205
================================================================================
OIL & GAS (11.4%)
  PTT Exploration & Production PCL            1,425,300                    4,016
  PTT PCL                                     3,238,500                    2,808
--------------------------------------------------------------------------------
                                                                           6,824
================================================================================
TEXTILES & APPAREL (2.7%)
  Thai Wacoal PCL                               347,013                    1,630
================================================================================
TRANSPORTATION INFRASTRUCTURE (1.7%)
  Bangkok Expressway PCL                      2,644,700                    1,025
================================================================================
WIRELESS TELECOMMUNICATION SERVICES (8.7%)
  Advanced Info Service PCL                   4,431,500                    4,189
  Shin Corp., PCL                             3,024,400 (a)                1,019
--------------------------------------------------------------------------------
                                                                           5,208
================================================================================
TOTAL THAI COMMON STOCKS
  (Cost $54,324)                                                          56,572
================================================================================

                                                 NO. OF
                                               WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
================================================================================
FOOD PRODUCTS (0.0%)
  Charoen Pokphand Foods PCL,
    expiring 4/29/05 (Cost--@)                1,966,696 (a,b)                 --@
--------------------------------------------------------------------------------

                                                 NO. OF
                                                 RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
  TelecomAsia Corp., PCL
  (Cost $--@)                                   721,421  (a)                  --@
================================================================================

                                                   FACE
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (4.5%)
(INTEREST BEARING DEMAND ACCOUNT)
================================================================================
  Thai Baht
  (Cost $2,623)                           THB   111,292                    2,680
================================================================================
TOTAL THAI INVESTMENT PLAN (99.3%)
  (Cost $56,947)                                                          59,252
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                THE THAI FUND, INC.

                                                FINANCIAL STATEMENTS
                                                JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                   FACE
                                                 AMOUNT                    VALUE
                                                  (000)                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.0%)
================================================================================
REPURCHASE AGREEMENT (1.0%)
  J.P. Morgan Securities Inc.,
    1.95%, dated 6/28/02, due 7/01/02
  (Cost $589)                                 $     589 (c)           $      589
================================================================================
TOTAL INVESTMENTS (100.3%)
  (Cost $57,536)                                                          59,841
================================================================================

                                                  VALUE
                                                  (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Cash                                                1
  Dividend Receivable                               136
  Other                                              33                      170
================================================================================
LIABILITIES (-0.6%)
  Payable For:
  Dividends Declared                                (96)
  Thai Investment Advisory Fees                     (54)
  U.S. Investment Advisory Fees                     (41)
  Stockholder Reporting Expenses                    (39)
  Directors' Fees and Expenses                      (38)
  Custodian Fees                                    (29)
  Professional Fees                                 (14)
  Administrative Fees                               (13)
  Transfer Agent Expenses                           (10)
  Other Liabilities                                 (36)                    (370)
================================================================================
NET ASSETS (100.0%)
  Applicable to 13,269,578, issued and
    outstanding $ 0.01 par value shares
    (30,000,000 shares authorized)                                    $   59,641
================================================================================
NET ASSET VALUE PER SHARE                                             $     4.49
================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                        $      133
  Paid-in Capital                                                        189,378
  Undistributed Net Investment Income (Loss)                                 736
  Accumulated Net Realized Gain (Loss)                                  (132,984)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                           2,378
================================================================================
TOTAL NET ASSETS                                                      $   59,641
================================================================================

(a) -- Non-income producing.
(b) -- Security valued at fair value - see Note A-1 to financial statements.
       At June 30, 2002, the Portfolio held $351,000 of fair-valued securities, representing 0.6% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
THB -- Thai Baht

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                THE THAI FUND, INC.

                                                FINANCIAL STATEMENTS

                                                                                  SIX MONTHS ENDED
                                                                                     JUNE 30, 2002
                                                                                       (UNAUDITED)
STATEMENT OF OPERATIONS                                                                      (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $64 foreign taxes withheld)                                         $    1,487
  Interest                                                                                       6
==================================================================================================
    TOTAL INCOME                                                                             1,493
==================================================================================================
EXPENSES
  U.S. Investment Advisory Fees                                                                241
  Thai Investment Advisory Fees                                                                105
  Administrative Fees                                                                           62
  Professional Fees                                                                             50
  Stockholder Reporting Expenses                                                                45
  Custodian Fees                                                                                20
  Transfer Agent Fees                                                                           17
  Directors' Fees and Expenses                                                                  11
  Other Expenses                                                                               176
==================================================================================================
    TOTAL EXPENSES                                                                             727
==================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                             766
==================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                   42
  Foreign Currency Transactions                                                                 40
==================================================================================================
    NET REALIZED GAIN (LOSS)                                                                    82
==================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                               15,404
  Foreign Currency Translations                                                                 77
==================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                        15,481
==================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         15,563
==================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $   16,329
==================================================================================================

                                                             SIX MONTHS ENDED
                                                                JUNE 30, 2002           YEAR ENDED
                                                                   (UNAUDITED)   DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                      (000)                (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss)                                  $         766           $      236
  Net Realized Gain (Loss)                                                 82              (12,905)
  Change in Unrealized Appreciation (Depreciation)                     15,481               16,469
==================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                        16,329                3,800
==================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                   (96)                 (94)
==================================================================================================
Capital Share Transactions:
  Reinvestment of 1,865 shares in 2001                                     --                    6
==================================================================================================
  TOTAL INCREASE (DECREASE)                                            16,233                3,712
==================================================================================================
Net Assets:
  Beginning of Period                                                  43,408               39,696
--------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS ) OF $736 AND $66, RESPECTIVELY)               $      59,641           $   43,408
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                THE THAI FUND, INC.

                                                FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                             SIX MONTHS
                                                ENDED                           YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002    --------------------------------------------------------------
                                             (UNAUDITED)       2001         2000         1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     3.27     $  2.99      $  5.71      $  3.80       $  3.81       $ 15.63
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                       0.06        0.01         0.04        (0.03)        (0.03)         0.33
Net Realized and Unrealized Gain (Loss) on
  Investments                                      1.17        0.27        (2.74)        1.94          0.21        (11.92)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               1.23        0.28        (2.70)        1.91          0.18        (11.59)
---------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                           (0.01)      (0.00)#      (0.02)          --         (0.19)        (0.11)
  Net Realized Gain                                  --          --           --           --            --         (0.12)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                           (0.01)      (0.00)#      (0.02)          --         (0.19)        (0.23)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $     4.49     $  3.27      $  2.99      $  5.71       $  3.80       $  3.81
===========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD        $     4.66     $  3.30      $  2.69      $  7.81       $  5.88       $  5.25
===========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                    41.44%+     22.95%      (65.40)%      32.98%        15.43%       (67.35)%
  Net Asset Value (1)                             37.53%+      9.51%      (47.33)%      50.26%         2.88%       (75.17)%
===========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)        $   59,641     $43,408      $39,696      $75,787       $50,403       $50,112
---------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            2.64%*      2.29%        2.00%        2.04%         2.32%         1.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               2.78%*      0.54%        0.94%       (0.78)%       (0.97)%       3.14%
Portfolio Turnover Rate                              13%+        27%          15%          50%           78%           22%
---------------------------------------------------------------------------------------------------------------------------

 +   Not annualized
 *   Annualized
 #   Amount is less than $0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISERS: Morgan Stanley Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

MFC Asset Management Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

                                                THE THAI FUND, INC.

                                                JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: JPMorgan Chase Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan's assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling $7,743,000 and $6,849,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $54,913,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $2,248,000 of which $11,490,000 related to appreciated securities and $9,242,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $129,307,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, $1,412,000 will expire on December 31, 2008 and $16,272,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $467,000.

A significant portion of the Fund's net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At June 30, 2002, the deferred fees payable, under the Compensation Plan totaled $38,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On June 7, 2002, the Board of Directors declared a distribution of $0.0072 per share, derived from net investment income, payable on July 9, 2002, to stockholders of record on June 28, 2002.

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                             VOTES IN      VOTES
                             FAVOR OF      AGAINST
-----------------------------------------------------
Ronald E. Robison            7,618,660     102,232
Michael Nugent               7,618,660     102,232
Joseph J. Kearns             7,618,660     102,232
Fergus Reid                  7,618,660     102,232

                                                THE THAI FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may issue shares of its Common Stock at the open market price in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353